SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2015

Date of Report (Date of earliest event reported)

SolarWindow Technologies, Inc.

(Exact name of registrant as specified in its charter)

New Energy Technologies, Inc.

(Former name of registrant if changed since last report)

Nevada

(State or other jurisdiction of incorporation)

333-127953

(Commission File Number)

59-3509694

(I.R.S. Employer Identification No.)

10632 Little Patuxent Parkway

Suite 406

Columbia, Maryland 21044

(Address of principal executive offices)

(800) 213-0689

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On March 4, 2015, SolarWindows Technologies, Inc. (formerly New Energy Technologies, Inc. (the “Company”) entered into a Bridge Loan Agreement (the “Loan Agreement”) with 1420468 Alberta Ltd. (the “Creditor”) pursuant to which the Company borrowed $600,000 at an annual interest rate of 7% (the “Loan”), compounded quarterly; following the occurrence of an event of default, as further specified in the Loan Agreement, the annual interest rate would increase to 15%. The Loan was evidenced by a promissory note with a maturity date of the earlier of: (a) the closing of any equity financing by the Company in excess of $600,000, or (b) September 4, 2015. As a condition to the Creditor’s entry into the Loan Agreement, the Company issued the Creditor a Series L Stock Purchase Warrant (the “Series L Warrant”) to purchase up to 500,000 shares of the Company’s common stock, which are exercisable from September 5, 2015 through March 4, 2020, with an exercise price of $1.20; the Series L Warrant contains a provision allowing the Creditor to exercise the Series L Warrant on a cashless basis as further set forth therein.

The foregoing descriptions of the Series L Warrant and the Loan Agreement (collectively, the “Loan Documents”) contained herein do not purport to be complete and are qualified in their entirety by reference to the full text of the Loan Documents filed as Exhibit 4.1 and Exhibit 10.1 hereto and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 9, 2015, the Company issued a press release announcing that effective as of March 9, 2015, the Company’s name is SolarWindow Technologies, Inc. and the launch of the Company’s new website; a copy of the press release is attached as Exhibit 99.1 hereto.

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” ”scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant’s other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

Section 9 – Financial Statements and Exhibits

Exhibit No.	Description

4.1	Series L Stock Purchase Warrant

10.1	Bridge Loan Agreement between New Energy Technologies, Inc. and 1420468 Alberta Ltd. dated March 4, 2015

99.1	Press Release dated March 9, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 10, 2015.

SolarWindow Technologies, Inc.

By:	/s/ John Conklin
Name:	John Conklin
Title:	President, Chief Executive Officer and Chief Financial Officer